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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                           ----------------------



DATE OF REPORT:       AUGUST 29, 2003

DATE OF EARLIEST EVENT REPORTED:    AUGUST 29, 2003

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                     1-12929                      36-4135495
(State or other         (Commission File Number)           (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
 organization)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                      (Address of principal executive
                                  offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (828) 324-2200

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Item 9.   Regulation FD Disclosure.
          ------------------------

     On August 29, 2003, the registrant issued the press release set forth below:
FOR IMMEDIATE RELEASE
---------------------

-------------------------------------------------------------------------------
 CommScope to Participate in Smith Barney Citigroup 2003 Technology Conference

HICKORY, NC-- (AUGUST 29, 2003) CommScope, Inc. (NYSE: CTV), a leader in broadband and high-performance communication cables, announced today that it will be participating in the Smith Barney Citigroup 2003 Technology Conference. The conference is being held at the Hilton New York Hotel in New York City. Investors are invited to listen to a live audio webcast of CommScope Chairman and CEO Frank Drendel at 2:20 p.m. EDT on Tuesday, September 2, 2003.

Drendel plans to tell investors why he believes CommScope is strategically positioned for recovery and future growth. He will highlight CommScope's strong cash flow and other second quarter 2003 results, which were reported on August 11. Drendel will also tell investors that he expects third quarter 2003 sales to be consistent with second quarter 2003 levels.

The live webcast will be available at
http://www.veracast.com/ssb/2003/tech/07105679.cfm or through a link on the Investor Relations Presentations Page of CommScope's website, www.commscope.com. The link to our presentation will be live just prior to the start of the presentation and will be available for on-demand use within 24 hours after our presentation is over. The webcast will be available from our website for a limited period of time following the conference.

CommScope is the world's largest manufacturer of broadband coaxial cable for Hybrid Fiber Coaxial (HFC) applications and a leading supplier of fiber optic and twisted pair cables for LAN, wireless, satellite, broadcast and other communications applications. Through its relationship with OFS, CommScope has an ownership interest in one of the world's largest producers of optical fiber and cable and has access to a broad array of connectivity components as well as technologically advanced optical fibers, including the zero water peak optical fibers used in the production of the LightScope ZWP(TM) family of products.

This press release includes forward-looking statements that are based on information currently available to management, management's beliefs, as well as on a number of assumptions concerning future events. Forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, which could cause the actual results to differ materially from those currently expected. For a more detailed description of the factors that could cause such a difference, please see CommScope's filings with the Securities and Exchange Commission. In providing forward-looking statements, the company does not intend, and is not undertaking any obligation or duty, to update these statements as a result of new information, future events or otherwise.

                    VISIT COMMSCOPE AT WWW.COMMSCOPE.COM
                                       -----------------

CONTACT:

Philip Armstrong             Betsy Lambert, APR
Investor Relations           Media Relations
(828)323-4848                (828) 323-4873




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: August 29, 2003


                                          COMMSCOPE, INC.


                                          By: /s/ Jearld L. Leonhardt
                                             ----------------------------------
                                             Jearld L. Leonhardt
                                             Executive Vice President and Chief
                                             Financial Officer